BOSTON PARTNERS
                                 FAMILY OF FUNDS


                       Institutional and Investor Classes

                         Supplement dated April 25, 2003
         to Statement of Additional Information dated December 31, 2002


                  The second paragraph under the caption "Advisory Agreements" on page 41 of the Statement of Additional Information is removed in its entirety and replaced with the following language.

On September 18, 2002, Robeco USA, Inc. ("Robeco USA"), a subsidiary of Robeco Groep N.V., a Dutch investment management firm headquartered in Rotterdam, The Netherlands ("Robeco"), purchased 58.37% of the partnership interests in Boston Partners. The purchase by Robeco USA was part of a Partnership Interest Purchase Agreement entered into by Boston Partners with Robeco USA and Robeco (the "Purchase Agreement"). In a subsequent transaction dated February 10, 2003 Robeco USA acquired an additional 1.63% of the partnership interests of Boston Partners. Robeco USA has been given a call option to purchase the remaining 40% of the partnership interests of Boston Partners in 2006. In the event that Robeco USA does not exercise its call option, Boston Partners has a put option to sell to Robeco USA the remaining 40% of the partnership interests of Boston Partners in 2006. Consummation of the Purchase Agreement caused a change in the ownership of Boston Partners, which automatically terminated the investment advisory agreements between Boston Partners and the Company then in effect (the "Previous Advisory Agreements") in accordance with the terms of the Previous Advisory Agreements and as required by the 1940 Act.

Robeco is 100% owned by Rabobank Nederland, a cooperative bank that is owned by a large number of local banks in the Netherlands. As a subsidiary of Robeco USA, Boston Partners is affiliated with Weiss, Peck & Greer Investments, a division of Robeco USA, LLC, and Sage Capital Management, LLC. In addition, by virtue of its common control under its parent company, Rabobank Nederland, Boston Partners is also affiliated with Harbor Capital Advisors. Boston Partners has three broker dealer affiliates: Robeco USA Brokerage Services, a Division of Robeco USA, LLC, HCA Securities, Inc., and Rabo Securities USA, Inc. Boston Partners does not execute trades through any of these affiliates. Boston Partners continues to operate as an independent subsidiary of Robeco USA.






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